Exhibit 10.3

PLEDGE AGREEMENT

This PLEDGE AGREEMENT dated as of June 30, 2022 (this “Agreement”) is entered into by and among Alejandro Rodriguez and Pan-American Communications Services, S.A., each an individual, collectively “Pledgor”, and American International Holdings Corporation, a Nevada corporation (the “Secured Party”).

Background

A. Pledgor, as maker, has entered into a Secured Promissory Note in favor of the Secured Party, a copy of which is attached hereto as Exhibit A (the “Note”) on or around the date hereof. Certain capitalized terms used herein, but not otherwise defined have the meanings given to such terms in the Note; and

B. It is a condition of the Note that Pledgor execute and deliver this Pledge Agreement to the Secured Party, pursuant to which the Pledgor is pledging to, and providing a security interest in, certain securities (pursuant to the provisions of this Agreement below), to secure the Pledgor’s obligations under the Note, the full payment and performance of the Note and the other obligations referred to herein.

Operative Terms

The parties agree as follows:

1. Grant of Security Interest. To secure prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) and performance of the Pledgor’s obligations under the Note, Pledgor pledges and grants to Secured Party a security interest in all of Pledgor’s right, title and interest in, to and under the following property:

a. Securities. 5,000,000 shares of outstanding common stock, par value $0.0001 per share, of Epiq MD, Inc., a Nevada corporation (the “Company”), which Pledgor is acquiring pursuant to that certain Equity Interest Purchase Agreement between Pledgor and Secured Party dated on or around the date hereof and 5,000,000 shares of common stock of the Company separately held by the Pledgor and/or its affiliates (2,500,000 shares each)(collectively, the “Pledged Collateral”).

b. All proceeds of the Pledged Collateral. For purposes of this Agreement, the term “proceeds” includes whatever is receivable or received when Pledged Collateral or proceeds of the Pledged Collateral are sold, collected, exchanged, or otherwise disposed of, whether the disposition is voluntary or involuntary, and includes, without limitation, all rights to payment in whatever form and however arising and further includes all rights to distributions of the Company, up until the outstanding balance and any additional penalties that may owed per the Security Promissory Note has been repaid in full.

c. Form of Agreement Regarding Uncertificated Securities. Concurrently with the entry by the Pledgor into this Agreement, the Pledgor, Secured Party, and the Company shall enter into the Agreement Regarding Uncertificated Securities in the form of Exhibit C hereto (the “Uncertificated Securities Agreement).

d. Continuing Rights of Pledgor. Except for the rights of the Secured Party herein, which are exercisable upon an Event of Default, as discussed herein, all rights and privileges of ownership of the Pledged Collateral shall be reserved to and retained by Pledgor, including, but not limited to the right to vote such Pledged Collateral at every meeting of the stockholders of the Company and/or pursuant to any and all written consents without meetings of the stockholders of the Company.

2. Representations and Warranties. The Pledgor represents and warrants the following, both on execution of this Agreement and continuously during its term:

a. Ownership of Pledged Collateral. Pledgor is the sole legal and equitable owner of and has good and marketable title to the Pledged Collateral and record and beneficial owner of the Pledged Collateral. The Pledged Collateral is described on Exhibit B.

b. Creation, Perfection, and Priority. The parties’ execution of this Agreement and Pledgor’s delivery to Secured Party of the Uncertificated Securities Agreement, create in favor of Secured Party a perfected security interest in the Pledged Collateral. Except for this security interest, no person or entity has any right, title, claim, or interest (by way of security interest or other lien or charge) in the Pledged Collateral.

c. Authority. The Pledgor has all requisite power and authority to enter into this Agreement and to perform its other obligations hereunder.

d. Authorization. All action necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Pledgor hereunder and its consummation of the transactions contemplated hereby has been taken or will be taken. This Agreement, when executed and delivered by the Pledgor, constitutes or will constitute (when executed and delivered) valid and legally binding obligations of the Pledgor, enforceable against it in accordance with its terms.

e. Restrictions. There are no restrictions on the transfer of the Pledged Collateral, other than those imposed by relevant state and federal securities laws.

f. No Conflict. The execution and delivery by the Pledgor of this Agreement will not (i) violate or conflict with the respective governing documents of the Pledgor or the Company, as applicable, (ii) violate, conflict with, or give rise to any right of termination, cancellation, rescission or acceleration under any agreement, lease, security, license, permit, or instrument to which either the Company or the Pledgor is a party, or to which any of their assets is subject, (iii) result in the imposition of any encumbrance on any of the assets of the Pledgor or the Company (except for the security interest granted pursuant to this Agreement), (iv) violate or conflict with any laws, or (v) require any consent, approval or other action of, notice to, or filing with any person, except for those that have been obtained or made or will be obtained or made prior to closing.

g. Non-Certificated Securities. None of the Pledged Collateral is evidenced by a certificate and all such securities are held in book-entry, non-certificated form.

h. Restriction on Issuances. The Pledged Collateral shall constitute greater than 51% of the outstanding shares of the Company with a minimum of 51% of the voting rights of the Company at all times and Pledgor shall be restricted from issuing any securities of the Company that would reduce the ownership and voting of the Pledged Collateral below 51% until such time as Secured Party has received all payments that it is due under the Secured Promissory Note.

3. Covenants and Agreements of Pledgor.

a. Delivery. Pledgor shall deliver to Secured Party the Uncertificated Securities Agreement, and instruments of assignment and transfer with respect to the Pledged Collateral, endorsed in blank, together with such additional writings (including assignments) that Secured Party may reasonably request, provided, however, that the assignments may be used to transfer or assign the Pledged Collateral only when an Event of Default occurs. Secured Party will retain possession of the foregoing documents for so long as the Note remains outstanding.

b. Preserve Pledged Collateral. Pledgor shall do all acts necessary to maintain, preserve, and protect the Pledged Collateral.

c. Possession of Pledged Collateral. Pledgor shall not surrender or lose possession of (other than to Secured Party), sell, encumber, lease, rent, or otherwise dispose of or transfer any Pledged Collateral, and shall keep the Pledged Collateral free of all levies and security interests or other liens or charges, except those that Secured Party approves in writing. Pledgor will not permit any of the Pledged Collateral to be certificated.

d. Comply with Law. Pledgor shall comply with all laws, regulations, and ordinances relating to possession, maintenance, and control of the Pledged Collateral.

e. Amend Governing Documents. Pledgor shall not vote the Pledged Collateral (or any other securities of the Company which it holds or beneficially owns) to amend its articles of incorporation (or similar governing document) or Bylaws or to dissolve the Company, except with Secured Party’s prior consent, which shall not be unreasonably withheld, delayed or conditioned.

f. Further Assurances. Pledgor shall procure, execute, and deliver from time to time any powers of attorney, endorsements, notifications, registrations, assignments, financing statements, certificates and other writings deemed necessary or appropriate by Secured Party to perfect, maintain, and protect its security interest in the Pledged Collateral and the priority of the security interest.

g. UCC Financing Statements. In the Event of a Default, the Secured Party shall be authorized to file, and the Pledgor, if requested, will execute and deliver to the Secured Party, all financing statements describing the Pledged Collateral owned by such Pledgor, and Pledgor shall take such other actions as may from time to time, be reasonably requested by the Secured Party in order to maintain a first priority, perfected security interest in and, if applicable, control of, the Pledged Collateral. Such financing statements may describe the Pledged Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Secured Party may determine, in its sole discretion, is necessary, advisable or prudent to ensure that the perfection of the security interest in the Pledged Collateral herein.

4. Term of Pledge; Release; Appointment as Agent for Pledged Collateral.

a. Except as otherwise provided in this Agreement, equitable title to the Pledged Collateral remains vested in Pledgor. Secured Party holds the Pledged Collateral only as security for the repayment of the amounts owed under the Note. Secured Party shall not encumber or dispose of the Pledged Collateral, except in accordance with the provisions of this Agreement and in the Event of a Default. The Pledged Collateral shall remain pledged to Secured Party until all sums due under the Note have been paid in full and all obligations of the Pledgor thereunder and hereunder have been performed, provided that any portion of the Common Stock not part of the Pledged Collateral, shall be released from this Agreement and the security interest and pledge set forth herein, automatically, and without any required action by any party hereto, upon payment in full of the Note. Upon the payment in full by the Pledgor of the Note to the Secured Party, this Agreement and the security interest provided for herein shall be deemed terminated and the Secured Party shall release the entire remaining Pledged Collateral, and immediately cooperate towards accommodating any and all required releases, including executing with any UCC filings that may be required and the execution of the Payoff & Release Notice, included herein as Schedule A within three (3) business days of repayment of the Note and any related fees, if and where applicable.

5. Event of Default. An “Event of Default” under this Agreement means (a) an event of default under the Note, and (b) written notice from the Secured Party of its intent to exercise the rights under this Agreement, including Section 6 hereof.

6. Remedies Upon Default. Upon the occurrence of an Event of Default, Secured Party shall have, and may exercise any one or more of, the following rights:

a. Secured Party may vote the Pledged Collateral on all Company matters and sign written consents in lieu of meeting as owner of the Pledged Collateral;

b. Secured Party may take absolute title to the Pledged Collateral by completing the assignment with respect to the Pledged Collateral, and after this transfer Secured Party will solely own the Pledged Collateral;

c. Secured Party may, at its option, exercise any and all rights, privileges, options or powers pertaining or relating to the Pledged Collateral. Pledgor irrevocably constitutes and appoints Secured Party its proxy and attorney-in-fact with full power of substitution to exercise any and all rights, privileges, options, or powers of Pledgor pertaining or relating to the Pledged Collateral;

d. Secured Party may sell, assign, and deliver all or any part of the Pledged Collateral at any private sale or at public auction, with or without demand or advertisement of the time or place of sale or adjournment thereof or otherwise, for cash, for credit or for other property or consideration, for immediate or future delivery; however, only after granting to the Pledgor a right of first refusal to meet any respective offer. Under such scenario, the Pledgor shall have fifteen (15) business days to respond with the offer in cash. Any sale or offer of the Pledged Collateral by Secured Party pursuant to the terms of this Agreement shall be at Pledgor’s expense. Pledgor shall reimburse Secured Party for its costs and other expenses in having the Pledged Collateral sold or offered for sale, including attorneys’ fees; or

e. Secured Party may take any other actions provided for under applicable law.

7. Application of Proceeds. Secured Party shall apply the proceeds of any sale of all or any part of the Pledged Collateral and any distributions that it directs to itself, after deducting all costs and expenses of collection, sale and delivery (including without limitation, attorneys’ fees, paralegal fees and expenses, for all proceedings, trials and appeals and all costs and expenses) incurred by Secured Party, to the payment of all amounts due and payable under the Note and all other liabilities of Pledgor and the Company to Secured Party.

8. Private Sale of Pledged Collateral. Secured Party may affect a private sale of Pledged Collateral at any sale made pursuant to Section 6(d). In effecting such private sale, Pledgor waives for itself or its assigns, to the extent it is legally able to do so, any requirement (statutory or otherwise) of advertisement (general or limited) or public announcement as to the time and place of the sale of the Pledged Collateral by Secured Party.

9. Right to Bid or Purchase. At any sale made pursuant to Section 6(d), Secured Party may bid for or purchase, free from any right of redemption on the part of Pledgor (all said rights being also waived and released), all or any portion of Pledged Collateral offered for sale and may make payment on account thereof by using any outstanding balance of the Note as a credit against the purchase price, and Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such Pledged Collateral without further accountability. However, notwithstanding any of the foregoing, nothing in this Agreement shall be construed as a requirement of Secured Party to sell, or attempt to sell, the Pledged Collateral upon an Event of Default.

10. Power of Attorney.

a. In the Event of a Default, Pledgor irrevocably constitutes and appoints Secured Party (or Secured Party’s successors or assigns) the true and lawful attorney-in-fact of Pledgor to make, execute, acknowledge, swear to and file after an Event of Default: (i) any application, request, certificate or other instrument which may be required to be filed with the Secretary of State or any other governmental authority in Texas or any other jurisdiction whose laws may be applicable to effectuate any transfer or voting of the Pledged Collateral by Secured Party, in accordance with the provisions of this Agreement; and (ii) any instrument which Secured Party deems necessary or appropriate to facilitate the implementation of the terms of this Agreement, so long as such instruments do not alter the rights or obligations of Pledgor under the terms of this Agreement.

b. It is expressly acknowledged by Pledgor that the foregoing power of attorney is coupled with an interest, is irrevocable and shall survive the bankruptcy or insolvency of Pledgor or any assignment of the Pledged Collateral for the benefit of creditors. The foregoing grant of authority: (i) may be exercised by Secured Party (or Secured Party’s successors or assigns) by a facsimile signature, and (ii) shall not cause Pledgor to be liable in any manner for the act or omissions of Secured Party (or Secured Party’s successors or assigns) and is granted only to permit Secured Party (or Secured Party’s successors or assigns) to carry out the provisions of this Agreement. The foregoing power of attorney terminates when the pledge under this Agreement terminates.

c. Secured Party is also specifically authorized, to take whatever action it shall deem necessary or desirable to effect such performance or compliance, including without limitation: (i) the preservation and maintenance of the Pledged Collateral and the payment, discharge, contest and/or settlement of any and all taxes and third-party claims and charges; (ii) the removal or avoidance of the imposition of liens against any or all of the Pledged Collateral; and (iii) the timely collection of payments due and the enforcement of remedies available under or with respect to the Pledged Collateral and related warranties and other agreements; and (iv) the execution and filing (to the extent permitted under the UCC and other applicable law) of financing and continuation statements and amendments and other documents with appropriate governmental authorities to evidence the pledge and security interest described herein.

12. Miscellaneous.

a. Notices. All notices, approvals, consents, requests, and other communications hereunder shall be in writing and shall be delivered (i) by personal delivery, or (ii) by national overnight courier service, or (iii) by certified or registered mail, return receipt requested, or (iv) via facsimile transmission, with confirmed receipt, or (v) via email. Notice shall be effective upon receipt except for notice via fax (as discussed above) or email, which shall be effective only when the recipient, by return or reply email or notice delivered by other method provided for in this Section 12(a), acknowledges having received that email (with an automatic “read receipt” or similar notice not constituting an acknowledgement of an email receipt for purposes of this Section 12(a), but which acknowledgement of acceptance shall include cases where recipient ‘replies’ to such prior email, including the body of the prior email in such ‘reply’). Such notices shall be sent to the applicable party or parties at the address specified on the signature page hereof, subject to notice of changes thereof from any party with at least ten (10) business days’ notice to the other parties. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice as of the date of such rejection, refusal or inability to deliver.

b. Governing Law and Jurisdiction. This Agreement shall be governed by, enforced, and construed under and in accordance with the laws of the United States of America and, with respect to the matters of state law, with the laws of the State of Texas without giving effect to principles of conflicts of law thereunder. Each of the parties hereby: (a) irrevocably submits to the non-exclusive personal jurisdiction of any Texas court, over any claim arising out of or relating to this Agreement and irrevocably agrees that all such claims may be heard and determined in such Texas court; and (b) irrevocably waives, to the fullest extent permitted by applicable law, any objection it may now or hereafter have to the laying of venue in any proceeding brought in a Texas court.

c. Counterparts, Effect of Facsimile, Emailed and Photocopied Signatures. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail (including email) or as an electronic download (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

d. Successors and Assigns. This Agreement is not assignable by the Pledgor without the prior written consent of Secured Party, and any attempted assignment without the prior written consent of Secured Party shall be invalid and unenforceable against the Secured Party. Secured Party may assign this Agreement to any succeeding holder of the Note. This Agreement is binding upon, and inures to the benefit of, the respective heirs, authorized assignees, successors and personal representatives of the parties to it. The terms “Secured Party” and “Pledgor” as used in this Agreement shall include such person’s successors, authorized assigns, heirs and personal representatives.

e. Headings and Construction. The Section headings, captions or abbreviations are included solely for convenient reference and shall not control the meanings or interpretation of any of the provisions of this Agreement. When used in this Agreement, unless a contrary intention appears: (i) a term has the meaning assigned to it; (ii) “or” is not exclusive; (iii) “including” means including without limitation; (iv) words in the singular include the plural and words in the plural include the singular and words importing the masculine gender include the feminine and neuter genders; (v) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; (vi) the words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision hereof; (vii) references contained herein to Article, Section, Schedule and Exhibit, as applicable, are references to Articles, Sections, Schedules and Exhibits in this Agreement unless otherwise specified; (viii) references to “writing” include printing, typing, lithography and other means of reproducing words in a visible form, including, but not limited to email; (ix) references to “dollars”, “Dollars” or “$” in this Agreement shall mean United States dollars; (x) reference to a particular statute, regulation or Law means such statute, regulation or Law as amended or otherwise modified from time to time prior to the date hereof; (xi) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein); (xii) unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding”; and (xiii) references to “days” shall mean calendar days.

f. Waiver. No waiver of any breach or default under this Agreement shall be deemed to be a waiver of any subsequent breach or default. Pledgor waives any right to require Secured Party to proceed against any person or entity to exhaust any Pledged Collateral or to pursue any remedy in Secured Party’s power.

g. Incorporation of Recitals. The recitals set forth at the beginning of this Agreement are hereby incorporated into this Agreement by this reference and this Agreement shall be interpreted with reference to such recitals.

h. Entire Agreement. This Agreement contains the entire pledge agreement between the Pledgor and Secured Party as to the matters set forth herein.

i. Amendment. This Agreement may not be amended or modified except by a writing signed by each of the parties.

j. Cumulative Rights. The rights, powers, and remedies of Secured Party under this Agreement shall be in addition to all rights, powers, and remedies given to Secured Party by virtue of any statute or rule of law, or the Note, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Secured Party’s security interest in the Pledged Collateral.

k. Waiver of Jury Trial. AS A SPECIFICALLY BARGAINED INDUCEMENT FOR EACH OF THE PARTIES TO ENTER INTO THIS AGREEMENT (EACH PARTY HAVING HAD OPPORTUNITY TO CONSULT COUNSEL), EACH PARTY EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATING TO OR ARISING IN ANY WAY FROM THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN.

l. Severability. If any term or other provision of this Agreement is determined to be invalid, illegal or incapable of being enforced by any rule or law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to affect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

m. Equitable Remedies. The parties acknowledge and agree that, in the event a party breaches any of its obligations under this Agreement (a) the other party may suffer substantial, immediate and irreparable harm, (b) the other party shall not have an adequate remedy at law for money damages in the event of any such failure, and (c) that in the event of any such failure, the other party may be entitled to (i) specific performance, injunctive and other equitable relief to compel the breaching party to comply with its obligations in accordance with the terms and conditions of this Agreement and (ii) any other remedy to which the other party may be entitled at law or in equity (without the necessity of posting of a bond).

n. No Presumption from Drafting. This Agreement has been negotiated at arm’s-length between persons knowledgeable in the matters set forth within this Agreement. Accordingly, given that all parties have had the opportunity to draft, review and/or edit the language of this Agreement, no presumption for or against any party arising out of drafting all or any part of this Agreement will be applied in any action relating to, connected with or involving this Agreement. In particular, any rule of law, legal decisions, or common law principles of similar effect that would require interpretation of any ambiguities in this Agreement against the party that has drafted it, is of no application and is hereby expressly waived. The provisions of this Agreement shall be interpreted in a reasonable manner to affect the intentions of the parties.

o. Review and Construction of Documents. Each party herein expressly represents and warrants to all other parties hereto that (a) before executing this Agreement, said party has fully informed itself of the terms, contents, conditions and effects of this Agreement; (b) said party has relied solely and completely upon its own judgment in executing this Agreement; (c) said party has had the opportunity to seek and has obtained the advice of its own legal, tax and business advisors before executing this Agreement; (d) said party has acted voluntarily and of its own free will in executing this Agreement; and (e) this Agreement is the result of arm’s length negotiations conducted by and among the parties and their respective counsel.

[Remainder of page left intentionally blank. Signature page follows.]

The undersigned executes the Pledge Agreement and authorizes this signature page to be attached to a counterpart of the Pledge Agreement executed by the other parties to the Pledge Agreement.

Executed as of the day and year first above written.

“PLEDGOR”

Alejandro Rodriguez
Address for Notice:

Email for Notice:

Pan-American Communications Services, S.A.
Address for Notice:

Email for Notice:

“Secured Party”

American International Holdings Corporation

By:

Its:

Printed Name:

EXHIBIT A

Secured Promissory Note

[Attach]

EXHIBIT B

to the

Pledge Agreement

Attached to and forming a part of that certain Pledge Agreement dated as of June 30, 2022, by Alejandro Rodriguez and Pan-American Communications Services, S.A., (hereinafter, collectively “Pledgor” and American International Holdings Corporation, a Nevada corporation (the “Secured Party”).

Issuer	Class of Interest	Certificate Number(s)	Number of Shares
Epiq MD, Inc.	Common stock, par value $0.0001 per share	Uncertificated	5,000,000

EXHIBIT C

to the

Pledge Agreement

[Attach Agreement Regarding Uncertificated Securities]

AGREEMENT REGARDING UNCERTIFICATED SECURITIES

This Agreement Regarding Uncertificated Securities (as amended, modified, restated and/or supplemented from time to time, this “Agreement”), dated as of June 30, 2022, is by and among Alejandro Rodriguez and Pan-American Communications Services, S.A., (collectively, “Pledgor”), American International Holdings Corporation, a Nevada corporation (the “Secured Party”), and Epiq MD, Inc., a Nevada corporation (the “Issuer”), as the issuer of the Uncertificated Pledged Interests (as defined below). Capitalized terms used but not defined herein have the meaning ascribed to them in the Pledge Agreement (defined below).

W I T N E S S E T H :

WHEREAS, the Pledgor and Secured Party have entered into a Pledge Agreement, dated as of June 30, 2022 (as amended, modified, restated and/or supplemented from time to time, the “Pledge Agreement”), under which, among other things, in order to secure the payment of the Note (as defined in the Pledge Agreement), the Pledgor has pledged to the Secured Party, and granted a security interest in favor of the Secured Party in, all of the right, title and interest of the Pledgor in and to the Pledged Collateral (as defined in the Pledge Agreement) being herein collectively called the “Uncertificated Pledged Interests”); and

WHEREAS, the Pledgor desires the Issuer to enter into this Agreement in order to perfect the security interest of the Secured Party under the Pledge Agreement in the Uncertificated Pledged Interests, to vest in the Secured Party control of the Issuer Pledge Interests and to provide for the rights of the parties under this Agreement.

NOW THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. The Pledgor hereby irrevocably authorizes and directs the Issuer, and the Issuer hereby agrees to comply with any and all instructions and orders originated by all of the Secured Party (and its successors and assigns) regarding any and all of the Uncertificated Pledged Interests without the further consent by the registered owner (including the Pledgor), and, following its receipt of a written notice signed by the Secured Party stating that there is a continuing Event of Default under the Note and that the Secured Party is exercising exclusive control of the Uncertificated Pledged Interests, not to comply with any instructions or orders regarding any or all of the Uncertificated Pledged Interests originated by any person or entity other than the Secured Party (and its successors and assigns) or a court of competent jurisdiction.

2. The Issuer hereby certifies that (i) no notice of any security interest, lien or other encumbrance or claim affecting the Uncertificated Pledged Interests (other than the security interest of the Secured Party) has been received by it, and (ii) the security interest of the Secured Party in the Uncertificated Pledged Interests has been registered in the books and records of the Issuer.

3. The Issuer hereby represents and warrants that (i) the pledge by the Pledgor of, and the granting by the Pledgor of a security interest in, the Uncertificated Pledged Interests to the Secured Party, does not violate the charter, by-laws, or any other formation or organizational agreement governing the Issuer or the Uncertificated Pledged Interests, and (ii) the Uncertificated Pledged Interests consisting of capital stock of a corporation are fully paid and nonassessable.

4. This Agreement shall be binding upon the successors and assigns of the Pledgor and the Issuer and shall inure to the benefit of and be enforceable by the Secured Party and its successors and assigns. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever except in writing signed by the Secured Party, the Issuer and the Pledgor. Wherever the context hereof shall so require, the singular shall include the plural, the masculine gender shall include the feminine gender and the neuter and vice versa.

5. This Agreement shall be governed by and construed in accordance with the laws of Texas, without regard to its principles of conflict of laws.

[Remainder of page left intentionally blank. Signature page follows.]

IN WITNESS WHEREOF, the Pledgor, the Secured Party and the Issuer have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

“Pledgor”

Alejandro Rodriguez

Pan-American Communications Services, S.A.,

By:
Title:

“Secured Party”

American International Holdings Corporation

By:

Its:

Printed Name:

“Issuer”

Epiq MD, Inc.

By:

Its:

Printed Name: